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                                                                   EXHIBIT 23.16

                      CONSENT OF COOPERS & LYBRAND L.L.P.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the incorporation by reference in the registration statement of AccuStaff Incorporated on Form S-4 of our report dated December 7, 1995, on our audits of the combined financial statements of The McKinley Group as of September 30, 1995 and 1994 and for the years then ended.

  We also consent to the reference to our firm under the caption "Experts."

                                          /s/ Coopers & Lybrand L.L.P.

Washington, D.C.
September 3, 1996